AUBURN NATIONAL

BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT 31.4
CERTIFICATION

PURSUANT TO

RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION
I, W.

James Walker,

IV,

certify that:

1. I have reviewed this Amendment No. 1 to the Form 10-K of Auburn National Bancorporation,

Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material
fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;

Date: April 12, 2024

/s/ W.

James Walker,

IV
SVP,

Chief Financial Officer